For the Fund’s Prospectus or SAI, visit www.thornburg.com/download

THORNBURG CORE PLUS BOND ETF

Summary Prospectus

Ticker Symbol: TPLS	January 17, 2025

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated January 17, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Thornburg Core Plus Bond ETF (the “Fund”) seeks total return, consisting of income and capital appreciation. The Fund’s investment objective may be changed without shareholder approval.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.45%

*	“Other Expenses” is an estimate based on the expenses the Fund expects to incur for its first full fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are sold or redeemed), that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would, based on estimated Fund expenses, be:

1 Year	3 Years
$46	$144

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. Because the Fund had not commenced operations prior to the date of the prospectus, the Fund's portfolio turnover rate for the most recent fiscal year end is not yet available.

Principal Investment Strategies

Thornburg Investment Management, Inc. (“Thornburg” or the “Adviser”), the Fund’s investment adviser, actively manages the Fund’s portfolio in pursuing the Fund’s investment objective. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations or investments that provide exposure to such debt obligations. The Fund may invest up to 25% of its net assets in debt obligations which, at the time of purchase, are rated by a nationally recognized statistical rating organization as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, are issued by obligors which Thornburg determines to have comparable below investment grade obligations outstanding or to be comparable to obligors with outstanding below investment grade obligations.

The Fund may invest in obligations of foreign or domestic issuers, but expects to invest primarily in obligations of domestic issuers under normal circumstances. The Fund may invest in foreign issuers and debt obligations denominated in foreign currencies, as described herein, when the portfolio management team believes conditions for such debt are favorable relative to similar obligations denominated in U.S. dollars. The Fund may not, at the time of purchase, invest more than 25% of its net assets in debt obligations denominated in foreign currencies, but this limitation does not apply to debt obligations issued by foreign issuers and denominated in U.S. dollars. The Fund does not expect to invest, at the time of purchase, more than 15% of its net assets in debt obligations issued by issuers in emerging markets, also known as developing countries.

There is no limitation on the duration or maturity of any specific debt obligation the Fund may purchase. While Thornburg has broad discretion to modify the Fund’s duration within a wide range in the Adviser’s discretion and based on its view of market conditions, Thornburg will generally seek to construct a portfolio of investments with a dollar-weighted average duration that falls within two years of the dollar-weighted average duration of the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index. The duration of the Fund’s portfolio may vary significantly from time to time due to changes in overall market conditions, including changes in the rate of pre-payment speeds, among other reasons, and may be outside the stated range at any time. Duration is a measure of estimated sensitivity to interest rate changes, and a debt obligation or a portfolio of obligations with a higher duration will typically be more sensitive to interest rate changes than an obligation or a portfolio with a lower duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 0.5 would be expected to change in price by approximately 0.5% in response to a 1% change in interest rates.

While the Fund may invest in debt obligations of any type, the Fund will typically invest in the following types of debt obligations:

●	corporate debt obligations from domestic and foreign issuers (including developing markets) of any market capitalization;

●	below investment grade obligations (sometimes called “junk” bonds or “high yield” bonds);

●	obligations issued or guaranteed by U.S. and non-U.S. governments and their agencies or instrumentalities;

●	mortgage-backed and asset-backed securities, including residential or commercial mortgage-backed securities, collateralized mortgage obligations, issued by agencies of the U.S. government or issued by private entities, or real estate mortgage investment conduits; and

●	bank loans, loan assignments, loan participants and similar obligations.

Thornburg seeks to achieve the Fund’s investment objective by allocating actively among various market sectors in the fixed income markets, such as those listed above, and through security selection within the selected market sectors. Thornburg allocates the Fund’s assets among a range of sectors based on strategic positioning and other tactical considerations. In buying and selling investments for the Fund, Thornburg looks for market sectors and securities that it believes will have more favorable relative performance over time. The Fund may invest significantly in one or more sectors, and may at times invest primarily in a single sector, such as asset-backed securities or mortgage-backed securities of private issuers.

Each of the Fund’s investments is determined by individual issuer and industry analysis, including Thornburg’s evaluation, based on, among other things, proprietary or third-party analysis and reports, of domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt obligations.

The Fund may enter into derivatives transactions and other instruments of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. For example, the Fund may use futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, securities, currencies, or other indicators of value, or to hedge against portfolio exposures.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment objective. Because the Fund seeks total return, consisting of income and capital appreciation, while also managing risk, the Fund may not obtain the highest yields available.

The Fund’s policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

The Fund is classified as a non-diversified fund and may invest in a smaller number of issuers and have a greater percentage of its assets in those issuers than a diversified investment company.

Principal Risks

As with any investment, you could lose all or a substantial part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

▪	New and Smaller Sized Fund Risk. The Fund is new and has no operating history for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller exchange traded funds (“ETFs”) will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.

▪	Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of Thornburg in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.

▪	ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:

-	The Fund’s shares are listed for trading on Nasdaq Stock Market, LLC (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s NAV, there may be times when the market price reflects a significant premium or discount to NAV.

-	Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings, which could lead to wider bid/ask spreads and differences in the market price of the Fund’s shares and the underlying value of those shares.

-	The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

-	Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). In addition, to the extent that securities held by the Fund are traded outside a collateralized settlement system, Authorized Participants may be required to post collateral on certain trades on an agency basis (on behalf of other market participants), which only a limited number of Authorized Participants may be able to do. To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

▪	Risks of Bank Loans, Loan Assignments, Loan Participations and Similar Obligations. The Fund may invest in bank loans, loan assignments and loan participations and similar obligations. These obligations are subject to unique risks, including (i) the possible avoidance of an investment transaction as a “preferential transfer,” “fraudulent conveyance” or “fraudulent transfer,” among other avoidance actions, under relevant bankruptcy, insolvency and/or creditors’ rights laws; (ii) so-called “lender liability” claims by the issuer of the obligations; (iii) environmental liabilities that may arise with respect to collateral securing the obligations; (iv) limitations on the ability of the Fund to directly enforce its rights with respect to participations; and (v) the contractual nature of participations where the Fund takes on the credit risk of the agent bank rather than the actual borrower. In addition, because bank loans are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities.

▪	Risks Affecting Convertible Debt Obligations. The market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by the Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

▪	Risks Affecting Zero Coupon Bonds and Stripped Securities. Zero coupon bonds are corporate or government-issued debt obligations that do not provide for periodic or “coupon” payments of interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond realizes a stated rate of return determined by the gradual accretion in the value of the security. A “stripped” security is a debt obligation that has been transformed into a zero coupon bond by creating a separate, new security comprised of the separate income component of the debt obligation (commonly referred toas an “income only” or “I/O” security) or the separate principal component of the debt obligation (commonly referred to as a “principal only” or “P/O” security). Because zero coupon bonds do not provide for periodic payments of interest, their value is generally more volatile than the value of a comparable, interest-paying bond. The Fund may also have to recognize income on the bond and make distributions to shareholders before it has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the proceeds from the sale of Fund shares.

▪	Risks of Investing in U.S. Government Obligations. U.S. government obligations are subject to the same risks affecting other debt obligations. Although securities backed by the full faith credit of the U.S. government are commonly regarded as having relatively less risk of default, it is possible that the U.S. government may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Further obligations that are backed by the full faith and credit of the U.S. government remain subject to the other general risks applicable to debt obligations, such as market risks, liquidity risks, and interest rate risks, and may be subject to ratings downgrades. U.S. government obligations also include obligations of U.S. government agencies, instrumentalities, and government-sponsored enterprises, commonly referred to as “agency obligations.” Some agency obligations are backed by the full faith and credit of the U.S. government, but other agency obligations have no specific backing or only limited support from the agency’s authority to borrow from the U.S. government or the discretionary authority of the Treasury to purchase obligations of the issuing agency.

▪	Risks of Investing in Municipal Obligations. Municipal obligations are subject to the same risks affecting other debt obligations. Municipal obligations are consequently subject to credit risk, including default and the provisions of bankruptcy, insolvency and other laws adversely affecting or reducing the rights of creditors. Municipal obligations are also subject to interest rate risk, prepayment and extension risk, market and economic risks, together with additional risks specific to municipal obligations.

▪	Risks of Debt Issued by Foreign Governments. Debt obligations may be issued by foreign governments and their agencies and instrumentalities, including the governments of developing countries and “supra-national” entities such as the International Bank for Reconstruction and Development. The Fund’s investments in these foreign debt obligations may be denominated in U.S. dollars or in foreign currencies. These securities, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. The governmental issuers of these debt obligations may be less willing or able than the U.S. to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for the Fund’s investments could be subject to unfavorable judicial or administrative changes. These risks may be more pronounced for the Fund’s investments in debt obligations issued by developing countries.

▪	Credit Risk. If obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations and the Fund’s investment may decline. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher- rated obligations to default, ratings downgrades and liquidity risk. Debt obligations backed by so-called “subprime” mortgages may also be subject to a greater risk of default or downgrade. Debt obligations issued by the U.S. government or its agencies, instrumentalities and government sponsored enterprises are also subject to credit risk. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. agencies, instrumentalities and enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the U.S. government, may not be backed by the full faith and credit of the U.S. government and may have a greater exposure to credit risk.

▪	High Yield Risk. Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

▪	Interest Rate Risk. When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

▪	Prepayment and Extension Risk. When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

▪	Risks Affecting Mortgage-Backed Securities and Other Asset-Backed Securities. Mortgage-backed securities are debt obligations, and are subject to the risks that affect debt obligations generally and which may adversely affect the value of mortgage-backed securities held by the Fund, including credit risk, interest rate risk, market and liquidity risks, prepayment risk and extension, and management risk. Because mortgage-backed securities represent interests in underlying mortgages, mortgage-backed securities are subject to the risks associated with those underlying mortgages, including delays or defaults in payments on those mortgages. During periods of declining interest rates, more mortgagors can be expected to prepay the remaining principal on their mortgages before the mortgages’ scheduled maturity dates, reducing the value of mortgage-backed securities held by the Fund, and lowering the Fund’s yield as it reinvests the prepayment proceeds at the lower prevailing interest rates. Conversely, during periods of rising interest rates, the rate of prepayment on the underlying mortgages can be expected to slow, and the Fund will not have those additional prepayment proceeds to invest in other securities at the higher prevailing interest rates. As with mortgage-backed securities, asset-backed securities are subject to the risks affecting debt obligations generally and which may adversely affect the value of asset-backed securities, held by the Fund, including credit risk, interest rate risk, market and liquidity risks, prepayment and extension risk, and management risk. These securities are subject to the risk of default by the issuer of the security and by the borrowers of the underlying loans in the pool. As with mortgage-backed securities, the market value and expected yield of asset-backed securities will vary in response to changes in prevailing interest rates and the rate of prepayment on the underlying loans.

▪	Structured Products Risk. Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage-backed securities and in CMOs, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or CMO), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

▪	Foreign Currency Risk. Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

▪	Foreign Investment Risk. Investments in the debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. Conversely, shares may trade on days when foreign exchanges are closed. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

▪	Emerging Markets Risk. The risks which may affect investments in foreign issuers may be more pronounced for investments in emerging markets, also known as developing countries, because the economies of those markets are usually less diversified; communications, transportation and economic infrastructures are less developed; and emerging markets ordinarily have less established legal, political, business and social frameworks. At times the prices of debt obligations of an issuer in an emerging market may be extremely volatile. An issuer in a developed country may be similarly affected by these emerging markets risks to the extent that the issuer conducts its business in emerging markets.

▪	Market and Economic Risk. The value of the Fund’s investments may decline due to changes in general economic and market conditions. This effect is typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic, and legal developments, and developments affecting specific issuers.

▪	Risks Affecting Specific Issuers. The value of a debt obligation may decline in response to developments affecting the specific issuer of the obligation or security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

▪	Liquidity Risk. Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. The market for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds) and debt obligations backed by so-called “subprime” mortgages may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

▪	Derivatives Risk. The Fund’s investments in futures contracts, options, swaps, forward contracts, and other derivative instruments involve the risks associated with the securities or other assets underlying those derivatives as well as risks different and/or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to a derivative to perform its obligations to the Fund, the Fund’s inability or delays in selling or closing positions in derivatives and difficulties in valuing derivatives.

▪	Cybersecurity and Operational Risk. Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants, or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Performance

The Fund is new and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

When available, updated performance information can be obtained by calling toll-free 877-215-1330 or visiting https://www.thornburg.com.

Management

Investment Adviser: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2025.

Christian Hoffmann, CFA, a managing director and head of fixed income of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2025.

Purchase and Sale of Shares

The Fund will issue and redeem shares at its NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

Individual shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at https://www.thornburg.com.

Tax Information

The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments through such tax-advantaged plans may be taxed upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser or principal underwriter may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial representative to recommend the Fund over another investment. Ask your individual financial representative or visit your financial intermediary’s website for more information.